                                                                   EXHIBIT 10.63

                           GENERAL SECURITY AGREEMENT

     SECURITY AGREEMENT, dated as of June 23, 2000 (the "Agreement"), by and among Commonwealth Associates, L.P., a New York limited partnership with offices at 830 Third Avenue, New York, NY 10022 ("Commonwealth"), ComVest Venture Partners, L.P., a Delaware limited partnership with offices at 830 Third Avenue, New York, New York 10022 ("ComVest," and with Commonwealth, the "Secured Parties") and drkoop.com, Inc., a Delaware corporation with offices at 7000 N. Mopac, Suite 400, Austin, Texas 78731 (the "Debtor");

                              W I T N E S S E T H:

     WHEREAS on the date hereof the Secured Parties are lending the Debtor $1,500,000, pursuant to the 8% senior secured promissory notes (herein collectively, as each may be amended, extended, restated, renewed or modified, the "Notes") issued to the Secured Parties; and

     WHEREAS, the Debtor, on the date hereof, (i) issued and sold to the Secured Parties those certain warrants to purchase 4,000,000 shares of Common Stock of the Debtor (herein, as at any time amended, extended, restated, renewed or modified, the "Warrants") and (ii) executed and delivered for the benefit of the Secured Parties that certain Registration Rights Agreement by and among the Debtor and the Secured Parties (herein, as at any time amended, extended, restated, renewed or modified, the "Registration Rights Agreement"); and

     WHEREAS, it is a condition to the willingness of the Secured Parties to make the loan evidenced by the Notes that the Debtor enter into this Agreement and grant to the Secured Parties the security interest provided for herein.

     NOW, THEREFORE, FOR VALUE RECEIVED, IT IS AGREED:

     Section 1. Terms. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meaning specified therefor in the Notes, as indicated. As used herein the following terms shall have the meanings specified and shall include in the singular number the plural and in the plural number the singular:

     "Assigned Agreement Interest" shall mean the profits, proceeds, or other rights to payment of the Debtor under or from the performance, assignment, sale or disposition of all contracts and agreements of the Debtor.

     "Code" shall mean the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Secured Parties' security interest in any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

     "Collateral" means all of the Debtor's right, title and interest in and under or arising out of each and all of the following:

     All personal property and fixtures of the Debtor of any type or description, wherever located and now existing or hereafter arising or acquired, including but not limited to the following:

     (i) all of the Debtor's goods including, without limitation

          (a) all inventory, including without limitation, equipment held for lease, whether raw materials, in process or finished, all material or equipment usable in processing the same and all documents of title covering any inventory (all of the foregoing, "Inventory"), including without limitation that located at the locations listed on Schedule 1 annexed hereto;

          (b) all equipment (the "Equipment") employed in connection with the Debtor's business, together with all present and future additions, attachments and accessions thereto and all substitutions therefor and replacements thereof, including without limitation that located at the locations listed on Schedule 1 annexed hereto;

     (ii) all of the Debtor's present and future accounts, accounts receivable, general intangibles, contracts and contract rights (herein sometimes referred to as "Receivables"), including but not limited to the Debtor's rights to payment and the Assigned Agreement Interest, together with

          (a) all claims, rights, powers or privileges and remedies of the Debtor relating thereto or arising in connection therewith including, without limitation, all rights of the Debtor to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, waiver or approval, together with full power and authority to demand, receive, enforce or collect for any of the foregoing or any property which is the subject of the Assigned Agreement Interest, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action which (in the opinion of the Secured Parties) may be reasonably necessary or advisable in connection with any of the foregoing,

          (b) all liens, security, guaranties, endorsements, warranties and indemnities and all insurance and claims for insurance relating thereto or arising in connection therewith,

          (c) all rights to property forming the subject matter of the Receivables including, without limitation, rights to stoppage in transit and rights to, returned or repossessed property,

          (d) all writings relating thereto or arising in connection therewith including, without limitation, all notes, contracts, security agreements, guaranties, chattel paper and other evidence of indebtedness or security, all powers-of-attorney, all books, records, ledger cards and invoices, all credit information, reports or memoranda and all evidence of filings or registrations relating thereto,

          (e) all catalogs, computer and automatic machinery software and programs, and the like pertaining, to operations by the Debtor in, on or about any of their plants or warehouses, all sales data and other information relating to sales or service of products now or hereafter manufactured on or about any of its plants, and all accounting information pertaining to operations in, on or about any of its plants, and all media in which or on which any of the information or knowledge or data is stored or contained, and all computer programs used for the compilation or printout of such information, knowledge, records or data, and

          (f) all accounts, contract rights, general intangibles and other property rights of any nature whatsoever arising out of or in connection with the foregoing, including without limitation, payments due and to become due, whether as part of the Assigned Agreement Interest or as repayments, reimbursements, contractual obligations, indemnities, damages or otherwise;

     (iii) all of the Debtor's right, title, and market in and to any shares of capital stock of any of its subsidiaries and the certificates representing any such shares;

     (iv) all patents, trademarks, trade secrets, copyrights, rights to hardware or software, and any other intellectual property rights of any description whatsoever, whether owned or licensed by the Debtor;

     (v) all other personal property of the Debtor of any nature whatsoever, including, without limitation, all accounts, bank accounts, deposits, credit balances, contract rights, inventory, general intangibles, goods, equipment, instruments, chattel paper, machinery, furniture, furnishings, fixtures, tools, supplies, appliances, plans and drawings, together with all customer and supplier lists and records of the business, and all property from time to time described in any financing statement (UCC-1) signed by the Debtor naming the Secured Parties as secured party;

     (vi) all "documents," as such term is defined in the Code, now owned or hereafter acquired by the Debtor, wherever located;

     (vii) all "fixtures" as such term is defined in the Code, now owned or hereafter acquired by the Debtor;

     (viii) all "instruments" as such term is defined in the Code, now owned or hereafter acquired by the Debtor, wherever located, and, in any event, including all certificated securities, all certificates of deposit, and all notes and other, without limitation, evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, chattel paper to the extent covered by paragraph (v) above;

     (ix) all "investment property" as described in Section 9-115 of the Code in those jurisdictions in which such definition has been adopted and shall include (a) all securities, whether certificated or uncertificated, including stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (b) all securities entitlements of the Debtor, including the rights of the Debtor to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (c) all securities accounts held by the Debtor; (e) all commodity contracts held by the Debtor; and (d) all commodity accounts held by the Debtor; and

     (x) all items of collateral hereafter acquired, credited or arising and all additions, accessions, replacements, substitutions or improvements and all products and proceeds including, without limitation, proceeds of insurance, of any and all of the Collateral described in clauses (i) through (iv) above.

     Notwithstanding anything to the contrary set forth above, the Collateral shall not include any rights or interests in and to any contract, lease, permit, license, license agreement or other agreement or personal property covered thereby, if under the terms of such contract, lease, permit, license, license agreement or other agreement, or applicable law with respect thereto, the valid grant of a security interest or Lien therein to the Secured Parties, or any assignment or transfer thereof to the Secured Parties, is prohibited and such prohibition has not been or is not waived or the consent of the other party to such contract, lease, permit, license, license agreement or other agreement has not been or is not otherwise obtained (and nothing herein shall require the Debtor to seek any such waiver or consent) or under applicable law such prohibition cannot be waived; provided that (i) the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect the Secured Parties' unconditional continuing security interests in and Liens upon any rights or interests of the Debtor in or to monies due or to become due under any such contract, lease, permit, license, or license agreement, (ii) the foregoing exclusion shall not apply with respect to any such Collateral once any such applicable prohibition is no longer in effect and (iii) the Debtor on or after the date hereof shall use commercially reasonable efforts to not enter into any such contract, lease, license or licensing agreement containing any such prohibition, which are, either individually or in the aggregate, material to the operation of its business.

     "Lien" means any mortgage, pledge, hypothecation, assignment, security interest, deposit arrangement, encumbrance (including any easement, right of way, zoning restriction and the like), lien (statutory or other) or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease involving substantially the same economic effect as any of the foregoing and the filing of any financing statement under the Code or comparable law of any jurisdiction).

     "Permitted Liens" means:

     (a) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with generally accepted accounting principles shall have been set aside on its books;

     (b) Liens of carriers, warehousemen, mechanics, materialman and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books;

     (c) Liens (other than Liens arising under the Employee Retirement Income Security Act of 1974, as amended, or Section 412(n) of the Internal Revenue Code of 1986, as amended) incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts and other similar obligations (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

     (d) Judgment Liens in existence less than 60 days after the entry thereof or with respect to which execution has been stayed or which do not exceed $50,000 in the aggregate;

     (e) Ground leases in respect of real property on which facilities owned or leased by the Debtor or any of its subsidiaries are located;

     (f) Easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the business of the Debtor;

     (g) Any interest or title of a lessor secured by a lessor's interest under any lease of real property on which facilities owned or leased by the Debtor are located;

     (h) Leases or subleases granted to others not interfering in any material respect with the businesses of the Debtor;

     (i) A Lien on any asset securing indebtedness (including capitalized lease obligations) incurred or assumed for the purpose of financing the purchase price (including capitalized lease payments in the nature thereof) of such asset, provided that such Lien attaches only to the asset acquired with the proceeds of such indebtedness and attaches concurrently with or within ten (10) days following the acquisition thereof; and

     (j) A Lien existing on the date hereof but only to the extent and as expressly disclosed in Schedule 7F annexed to the Notes.

     "Person" means any natural person, corporation, firm, association, partnership, joint venture, limited liability company, joint-stock company, trust, unincorporated organization, government, governmental agency or subdivision, or any other entity, whether acting in an individual, fiduciary or other capacity.

     "Receivables" has the meaning specified therefor in clause (ii) of the definition of Collateral.

     "Secured Obligations" means all obligations of the Debtor, whether for fees, expenses or otherwise, now existing or hereafter arising under this Agreement or the Notes.

     Section 2. Security Interests. As security for the payment and performance of all Secured Obligations the Debtor does hereby grant and assign to the Secured Parties a continuing security interest in all of the Collateral, whether now existing or hereafter arising or acquired and wherever located.

     Section 3. General Representations. Warranties and Covenants. The Debtor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

     (a) Except for the security interest of the Secured Parties therein, the Debtor is, and as to Collateral acquired from time to time after the date hereof the Debtor will be, the owner of all the Collateral free from any lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens) and the Debtor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Secured Parties (other than Permitted Liens).

     (b) There is no financing statement (or similar statement or instrument of registration under the laws of any jurisdiction) or any assignment of patent, trademark or copyright now on file or registered in any public office covering any interest of any kind in the Collateral, or intended to cover any such interest, which has not been terminated or released by the secured party named therein and so long as the Notes remain outstanding or any of the Secured Obligations of the Debtor remain unpaid or unsatisfied, the Debtor will not execute and there will not be on file in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except (i) financing statements filed or to be filed in respect of and covering the security interest of the Secured Parties hereby granted and provided for and (ii) with respect to Permitted Liens.

     (c) The chief executive office and chief place of business of the Debtor is located at the address of the Debtor listed on the signature page hereof, and the Debtor will not move its chief executive office and chief place of business except to such new location as the Debtor may establish in accordance with the last sentence of this Section 3(d). The originals of all Assigned Agreement Interest and all documents (as well as all duplicates thereof) evidencing all Receivables and all other contract rights or accounts and other property of the Debtor and the only original books of account and records of the Debtor relating thereto are, and will continue to be, kept at such chief executive office. The Debtor shall establish no such new location until (i) it shall have given to the Secured Parties, not less than 30 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Secured Parties may reasonably request, and (ii) with respect to such new location, it shall have taken such action, satisfactory to the Secured Parties (including, without limitation, all action required by Section 7 hereof), to maintain the security interest of the Secured Parties in the Receivables intended to be granted under this Agreement at all times fully perfected and in full force and effect.

     (d) The Debtor has no Collateral located outside of the states of Texas, California and Pennsylvania.

     (e) Schedule A annexed hereto sets forth all subsidiaries of the Debtor. For purposes of this Agreement, subsidiaries means any entity (i) in which the Debtor, directly or indirectly, owns 51% of the capital stock or holds an equity or similar interest and (ii) which conducts substantive business activities or holds material assets. The Debtor hereby covenants and agrees that at such time as it creates or acquires a subsidiary, the Debtor shall cause such subsidiary to enter into a security agreement on substantially the same terms as this Agreement.

     (f) The name of the Debtor is as set forth on the signature page hereto and the Debtor shall not change its name, conduct its businesses in any other name or take title to the Collateral in any other name while this Agreement remains in effect. The Debtor has never had any name, or conducted business under any name in any jurisdiction, other than its name set forth on the signature page hereto, during the past five years other than as set forth in Schedule 2 annexed hereto.

     (g) At the Debtor's own expense, the Debtor will: (i) without limiting the provisions of any of the Notes, keep the Collateral fully insured at all times with financially sound and responsible insurance carriers against loss or damage by fire and other risks, casualties and contingencies and in such manner and to the same extent that like properties are customarily so insured by other entities engaged in the same or similar businesses similarly situated and keep adequate insurance at all times against liability on account of damage to persons and properties and under all applicable workers' compensation laws, by insurers and in commercially reasonable amounts, for the benefit of the Debtor and the Secured Parties, (ii) upon reasonable request by the Secured Parties promptly deliver the insurance policies or certificates thereof to the Secured Parties, and (iii) keep the Collateral in good condition at all times (normal wear and tear excepted) and maintain same in accordance with commercially reasonable standards. Upon any failure of the Debtor to comply with its obligations pursuant to this Section 3(h), the Secured Parties may at their option, and without affecting any of their other rights or remedies provided herein or as a secured party under the Uniform Commercial Code, procure the insurance protection they reasonably deem necessary and/or cause reasonable repairs or modifications to be made to the Collateral and the cost of either or both of which shall be a lien against the Collateral added to the amount of the indebtedness secured hereby and payable on demand with interest at a rate per annum equal to 13%.

     (h) The Debtor hereby assign to the Secured Parties all of Debtor's right, title and interest in and to any and all moneys which may become due and payable with respect to the Collateral under any policy insuring the Collateral (except proceeds relating to tangible personal property which are applied to restoration or replacement), including return of unearned premium, and shall cause any such insurance company to make payment directly to the Secured Parties for application to amounts outstanding under the Notes in accordance with the terms of the Notes and, to the extent not provided therein, in such order as the Secured Parties shall determine.

     (i) The Debtor will not use the Collateral in violation of any statute or ordinance or applicable insurance policy and will promptly pay all taxes and assessments levied against the Collateral; provided however, that the Debtor shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Debtor shall set aside on its books adequate reserves in accordance with GAAP with respect to any such tax assessments, charge, levy or claim so contested;

     (j) The Debtor will not sell, transfer, change the registration, if any, dispose of, attempt to dispose of, substantially modify or abandon the Collateral or any part thereof other than sales of Inventory in the ordinary course of business or the disposition of obsolete or worn-out Equipment in the ordinary course of business.

     (k) The Debtor will not assert against the Secured Parties any claim or defense which the Debtor may have against any seller of the Collateral or any part thereof or against any other Person with respect to the Collateral or any part thereof, except in the case of any Secured Party for such person's gross negligence or willful misconduct.

     (l) The Debtor will indemnify and hold the Secured Parties harmless from and against any loss, liability, damage, costs and expenses whatsoever arising from the Debtor's use, operation, ownership or possession of the Collateral or any part thereof.

     (m) The Debtor will maintain the confidentiality of all customer lists and not sell or otherwise dispose of such lists except that the Debtor shall deliver copies thereof to the Secured Parties, upon their request, during the continuance of an Event of Default.

     (n) The Debtor will not enter into any agreement that is inconsistent with the Debtor's obligations under this Agreement, without the prior written consent of the Secured Parties.

     Section 4. Special Provisions Concerning the Assigned Agreement Interest. The Debtor represents, warrants and agrees as follows:

     (a) The Assigned Agreement Interest constitutes the legal, valid and binding obligations of the Debtor and, to the best of its knowledge, the other parties thereto, enforceable in accordance with their respective terms (except as enforceability may be limited by bankruptcy, insolvency or other similar laws limiting creditors' rights generally).

     (b) The Debtor will faithfully abide by, perform and discharge each and every material obligation, covenant and agreement to be performed by the Debtor under the Assigned Agreement Interest.

     (c) The Debtor will not act or fail to act in a manner likely (directly or indirectly) to entitle any party thereto to claim that the Debtor is in default under the terms thereof except for such nonperformance as a result of default by any other party thereto.

     (d) The Debtor will not terminate or permit the termination of any Assigned Agreement Interest, except in accordance with its terms, other than in the ordinary course of business or as it deems necessary or desirable in the normal course of its business.

     (e) Without the prior written consent of the Secured Parties, the Debtor will not, other than in the ordinary course of business, waive or in any manner release or discharge any party to any Assigned Agreement Interest from any of the material obligations, covenants, conditions and agreements to be performed by it under such Assigned Agreement Interest including, without limitation, the obligation to make all payments in the manner and at the time and places specified.

     (f) If the Secured Parties so request during the continuance of an Event of Default and, if prior to the Maturity Date of the Notes (as defined in the Notes), the acceleration of any one or more of the Notes ("Acceleration"), the Debtor will hold any payments received by it which are assigned and set over to the Secured Parties by this Agreement for and on behalf of the Secured Parties and turn them promptly over to the Secured Parties forthwith in the same form in which they are received (together with any necessary endorsement) for application to amounts outstanding under the Notes in accordance with the terms of the Notes and, to the extent not provided therein, in such order as the Secured Parties shall determine.

     (g) The Debtor will appear in and defend every action or proceeding arising under, growing out of or in any manner connected with the Assigned Agreement Interest or the obligations, duties or liabilities of the Debtor and any assignees thereunder.

     (h) Should the Debtor fail to make any payment or to do any act as herein provided after 30 days' written notice by the Secured Parties, the Secured Parties may (but without obligation on the Secured Parties' part to do so and without notice to or demand on the Debtor and without releasing the Debtor from any obligation hereunder) make or do the same in such manner and to such extent as the Secured Parties may deem necessary to protect the security interests provided hereby, including specifically, without limiting the general powers, the right to appear in and defend any action or proceeding purporting to affect the security interests provided hereby, and the Secured Parties may also perform and discharge each and every obligation, covenant and agreement of the Debtor contained in any Assigned Agreement Interest and, in exercising any such powers, pay necessary costs and expenses, employ counsel and incur and pay reasonable attorneys' fees.

     (i) Upon the written request of the Secured Parties, the Debtor will send to the Secured Parties copies of all material notices, documents and other papers furnished or received by it with respect to any of the Assigned Agreement Interest.

     Section 5. Special Provisions Concerning Receivables.

     (a) As of the time when each Receivable arises, the Debtor shall be deemed to have warranted as to each such Receivable that such Receivable and all papers and documents relating thereto are genuine and in all respects what they purport to be, and that all papers and documents relating thereto:

        (i) will be signed by the account debtor named therein (or such account Debtor's duly authorized agent) or otherwise be binding on the account debtor (except as enforcement may be limited by bankruptcy, insolvency or other similar laws limiting creditor's rights generally);

        (ii) will represent the genuine, legal, valid and binding obligation of the account debtor (except as enforcement may be limited by bankruptcy, insolvency or other similar laws limiting creditor's rights generally) evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services or the sale and delivery of merchandise or both;

        (iii) to the extent evidenced by writings, will be the only original writings evidencing and embodying such obligation of the account debtor named therein; and

        (iv) will be in compliance and will conform with all applicable federal, state and local laws (including applicable usury laws) and applicable laws of any relevant foreign jurisdiction.

     (b) The Debtor will keep and maintain at the Debtor's own cost and expense reasonably satisfactory and complete records of the Receivables, including, but not limited to, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and the Debtor will make the same available to the Secured Parties at the Debtor's own cost and expense, at any and all reasonable times upon seven days' written request of the Secured Parties. The Debtor shall, at the Debtor's own cost and expense, deliver the Receivables (including, without limitation, all documents evidencing the Receivables) and such books and records to the Secured Parties, or to its representatives upon its demand at any time during the continuance of an Event of Default and, if prior to the Maturity Date and Acceleration. If the Secured Parties shall so request during the continuance of a Default or an Event of Default, the Debtor shall legend, in form and manner satisfactory to the Secured Parties, the Receivables and other books, records and documents of the Debtor evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables have been assigned to the Secured Parties and that the Secured Parties have a security interest therein.

     (c) Except in the ordinary course of business if no Event of Default has occurred and is continuing, the Debtor will not rescind or cancel any amount greater than $250,000 of any Receivable or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or interest therein, without the prior written consent of the Secured Parties, except that the Debtor may grant discounts in connection with the prepayment of any Receivable in an amount which is customary in the line of business in which the Debtor is engaged and consistent with the Debtor's past practices and in accordance with commercially reasonable standards.

     (d) The Debtor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and will do nothing to impair the rights of the Secured Parties in the Receivables other than such non-compliance which could not reasonably be expected to have a Material Adverse Effect (as defined in the Notes.

     (e) The Debtor shall endeavor to collect or cause to be collected from the account debtor named in each Receivable, as and when due (including, without limitation, Receivables which are delinquent, such Receivables to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable, and credit forthwith (on a daily basis) upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable. The costs and expenses (including attorneys' fees) of collection, whether incurred by the Debtor or the Secured Parties, shall be borne by the Debtor.

     (f) Upon request of the Secured Parties, at any time when an Event of Default has occurred and is continuing, the Debtor shall promptly notify (in manner, form and substance reasonably satisfactory to the Secured Parties) all Persons who are then obligated under any Receivable that the Secured Parties possesses a security interest in such Receivable and that all payments in respect thereof are to be made to such account as the Secured Parties directs.

     Section 6. Special Provisions Concerning Equipment. The Debtor will do nothing to impair the rights of the Secured Parties in the Equipment other than a failure to so act which could not reasonably be expected to have a Material Adverse Effect. The Debtor shall cause the Equipment to at all times constitute and remain personal property. The Debtor will at all times keep all Equipment insured with financially responsible insurance companies in favor of the Secured Parties, at the expense of the Debtor, against such perils and in such amounts as are customary for Persons in the same general line of business as the Debtor and operating in similar geographic locations and markets. If the Debtor shall fail to so insure the Equipment or to so endorse and deposit all policies or certificates with respect thereto, the Secured Parties shall have the right (but shall be under no obligation) to procure such insurance and the Debtor agrees to reimburse the Secured Parties for all costs and expenses of procuring such insurance, together with interest at a rate per annum equal to 13%. The Secured Parties may apply any proceeds of such insurance when received by it pursuant to the terms of this Section 6 or Section 3(i) hereof toward the payment of any of the Secured Obligations, whether or not the same shall then be due. The Debtor retains all liability and responsibility in connection with the Equipment and the liability of the Debtor to pay the Secured Obligations shall in no way be affected or diminished by reason of the fact that such Equipment may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to the Debtor.

     Section 7. Financing Statements; Documentation; Stamp Taxes.

     (a) The Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Secured Parties from time to time such lists, descriptions and designations of Inventory, warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Secured Parties reasonably deem appropriate or advisable to perfect, preserve or protect their security interest in the Collateral. The Debtor hereby constitutes each of the Secured Parties its attorney-in-fact to execute and file in the name and on behalf of the Debtor such additional financing statements as the Secured Parties may reasonably request, such acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable until the Secured Obligations are paid in full. Further, to the extent permitted by applicable law, the Debtor authorizes the Secured Parties to file any such financing statements without the signature of the Debtor. The Debtor will pay all applicable filing fees and related expenses in connection with any such financing statements. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Debtor shall not be obligated to make any filings or recordings in order to perfect the Secured Parties' security interest granted hereunder, other than the filing of UCC-1 financing statements.

     (b) The Debtor agrees to procure, pay for, affix to any and all documents and cancel any documentary tax stamps required by and in accordance with, applicable law and the Debtor will indemnify and hold the Secured Parties harmless against any liability (including interest and penalties) in respect of such documentary stamp taxes.

     Section 8. Special Provisions Concerning Remedies and Sale.

     (a) In addition to any rights and remedies now or hereafter granted under applicable law and not by way of limitation of any such rights and remedies, during the continuance of an Event of Default and, if prior to the Maturity Date and Acceleration, the Secured Parties shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any applicable jurisdiction in addition to the rights and remedies provided herein, in the Notes and in any other agreement executed in connection with the Notes whereby the Debtor has granted any Lien to the Secured Parties. Without in any way limiting the foregoing, the Secured Parties shall have the right, without further notice to, or assent by, the Debtor, in the name of the Debtor or in the name of the Secured Parties or otherwise, to pursue any one or all of the following or any other remedies:

        (i) to ask for, demand, collect, receive, compound and give acquittance for the Receivables or any part thereof;

        (ii) to extend the time of payment of, compromise or settle for cash, credit or otherwise, and upon any terms and conditions, any of the Receivables;

        (iii) to endorse the name of the Debtor on any checks, drafts or other orders or instruments for the payment of moneys payable to the Debtor which shall be issued in respect of any Receivable;

        (iv) to file any claims, commence, maintain or discontinue any actions, suits or other proceedings deemed by the Secured Parties necessary or advisable for the purpose of collecting or enforcing payment of any Receivable;

        (v) to make test verifications of the Receivables or any portion thereof,

        (vi) to notify any or all account debtors under any or all of the Receivables to make payment thereof directly to the Secured Parties, and to require the Debtor to forthwith give similar notice to the account debtors;

        (vii) to require the Debtor forthwith to account for and transmit to the Secured Parties in the same form as received all proceeds (other than physical property) of collection of Receivables received by the Debtor and, until so transmitted, to hold the same in trust for the Secured Parties and not commingle such proceeds with any other funds of the Debtor;

        (viii) to take possession of any or all of the Collateral and, for that purpose, to enter, with the aid and assistance of any Person or Persons and with or without legal process, any premises where the Collateral, or any part thereof, are, or may be, placed or assembled, and to remove any of such Collateral;

        (ix) to execute any instrument and do all other things necessary and proper to protect and preserve and realize upon the Collateral and the other rights contemplated hereby;

        (x) upon notice to such effect, to require the Debtor to deliver, at the Debtor's expense, any or all Collateral to the Secured Parties at a place designated by the Secured Parties; and

        (xi) without obligation to resort to other security, at any time and from time to time, to sell, re-sell, assign and deliver all or any of the Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, at public or private sale, for cash, upon credit or for future delivery, and at such price or prices and on such terms as the Secured Parties may determine, with the amounts realized from any such sale to be applied to the Secured Obligations in the manner determined by the Secured Parties.

     The Debtor hereby agrees that all of the foregoing may be effected without demand, advertisement or notice (except as otherwise provided herein or as may be required by law), all of which (except as otherwise provided) are hereby expressly waived, to the extent permitted by law. The Secured Parties shall not be obligated to do any of the acts hereinabove authorized, but in the event that the Secured Parties elect to do any such act, the Secured Parties shall not be responsible to the Debtor except for their gross negligence or willful misconduct.

     (b) The Secured Parties may take legal proceedings for the appointment of a receiver or receivers (to which the Secured Parties shall be entitled as a matter of right) to take possession of the Collateral pending the sale thereof pursuant either to the powers of sale granted by this Agreement or to a judgment, order or decree made in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement. If, after the exercise of any or all of such rights and remedies, any of the Secured Obligations shall remain unpaid, the Debtor shall remain liable for any deficiency. After the indefeasible payment in full of the Secured Obligations, any proceeds of the Collateral received or held by the Secured Parties shall be turned over to the

Debtor and the Collateral shall be reassigned to the Debtor by the Secured Parties without recourse to the Secured Parties and without any representations, warranties or agreements of any kind.

     (c) Upon any sale of any of the Collateral, whether made under the power of sale hereby given or under judgment, order or decree in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement:

        (i) the Secured Parties may, to the extent permitted by law, bid for and purchase the property being sold, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property in its own absolute right without further accountability, and may, in paying the purchase money therefor, deliver the Notes or claims for interest thereon and any other instruments evidencing the Secured Obligations or agree to the satisfaction of all or a portion of the Secured Obligations in lieu of cash in payment of the amount which shall be payable thereon, and the Notes, and such instruments, in case the purchase price of such Collateral shall be less than the amount due on the Notes, shall be returned to the Secured Parties after being appropriately stamped to show partial payment;

        (ii) the Secured Parties may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

        (iii) the Secured Parties are, and each of them is, hereby irrevocably appointed the true and lawful attorney-in-fact of the Debtor in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment and transfer of the property thus sold and for such other purposes as are necessary or desirable to effectuate the provisions (including, without limitation, this Section 8) of this Agreement, and for that purpose it may execute and deliver all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more Persons with like power, the Debtor hereby ratifying and confirming all that its said attorney, or such substitute or substitutes, shall lawfully do by virtue hereof; but if so requested by the Secured Parties, or by any purchaser, the Debtor shall ratify and confirm any such sale or transfer by executing and delivering to the Secured Parties, or to such purchaser all property, deeds, bills of sale, instruments or assignment and transfer and releases as may be designated in any such request;

        (iv) all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of the Debtor of, in and to the property so sold shall be divested; such sale shall be a perpetual bar both at law and in equity against the Debtor, its successors and assigns, and against any and all Persons claiming or who may claim the property sold or any part thereof from, through or under the Debtor, their successors or assigns;

        (v) the receipt of the Secured Parties, or of the officers thereof making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money, and such purchaser or purchasers, and his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the

     Secured Parties, or of such officers therefor, be obliged to see to the application of such purchase money or be in any way answerable for any loss, misapplication or non-application thereof;

        (vi) to the extent that it may lawfully do so, and subject to any legal requirement that the Secured Parties act in a commercially reasonable manner, the Debtor agrees that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption laws, or any law permitting it to direct the order in which the Collateral or any part thereof shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement or any of the Notes whereby the Debtor has granted any Lien to the Secured Parties;

        (vii) and the Debtor hereby expressly waives all benefit or advantage of any such laws and covenants that it will not hinder, delay or impede the execution of any power granted or delegated to the Secured Parties in this Agreement, but will suffer and permit the execution of every such power as though no such laws were in force. In the event of any sale of Collateral pursuant to this Section, the Secured Parties shall, at least 10 days before such sale, give the Debtor written, telecopied or telex notice of their intention to sell.

     Section 9. Application of Moneys.

     (a) Except as otherwise provided herein or in any of the Notes, all moneys which the Secured Parties shall receive, in accordance with the provisions hereof, shall be applied (to the extent thereof) in the following manner: First, to the payment of all costs and expenses reasonably incurred in connection with the administration and enforcement of, or the preservation of any rights under, this Agreement or any of the reasonable expenses and disbursements of the Secured Parties in connection therewith (including, without limitation, the fees and disbursements of its counsel and agents); Second, to the payment of all Secured Obligations arising out of the Notes in accordance with the terms of the Notes and, if not therein provided, in such order as the Secured Parties may determine; and Third, to the payment of all other Secured Obligations in such order as the Secured Parties may determine.

     (b) In the event the moneys which Commonwealth and ComVest shall receive, in accordance with the provisions hereof, is less than the aggregate amount of all Secured Obligations arising under this Agreement, the moneys shall be allocated among Commonwealth and ComVest in proportion to the respective Secured Obligation owed directly to Commonwealth and ComVest.

     (c) If after applying any amounts which the Secured Parties have received in respect of the Collateral any of the Secured Obligations remain unpaid, the Debtor shall continue to be liable for any deficiency, together with interest.

     Section 10. Fees and Expenses, etc. Any and all fees, costs and expenses of whatever kind or nature, including but not limited to the reasonable attorneys' fees and legal expenses incurred by the Secured Parties in connection with the collection, administration or enforcement of its rights under this Agreement, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, fees and other costs relating to the encumbrances or otherwise protecting, maintaining, preserving the Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to the Collateral, shall be borne and paid by the Debtor on written demand by the Secured Parties, and until so paid shall be added to the principal amount of the Secured Obligations and shall bear interest at a rate per annum equal to 13%.
In addition, the Debtor will pay, and indemnify and hold the Secured Parties harmless from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the Collateral, including (without limitation) claims of patent or trademark infringement and any claim of unfair competition or anti-trust violation except for any such liabilities, obligations, losses, etc. resulting from the gross negligence or willful misconduct of the Secured Parties.

     Section 11. Miscellaneous.

     (a) All notices, communications and distributions hereunder shall be in writing (including telecopied communication) and mailed by certified mail, telecopied, personally delivered or delivered by Federal Express or other reputable overnight courier service, if to the Debtor addressed to it at the address set forth opposite its signature below; if to the Secured Parties, addressed to them at the address set forth opposite its signature below; or as to either party at such other address as shall be designated by such party in a written notice to such other party complying as to delivery with the terms of this Section. All such notices and other communications shall be effective (i) if mailed by certified mail, three days after the date of deposit thereof with the U.S. Postal Service, properly addressed with postage prepaid, (ii) if telecopied, upon receipt by the addressee, (iii) if personally delivered, upon such delivery and (iv) if delivered by overnight courier service, on the business day following delivery thereof to such courier service in time for next-business-day delivery.

     (b) No delay on the part of the Secured Parties in exercising any of their rights, remedies, powers and privileges hereunder or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Debtor and the Secured Parties. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Secured Parties to any other or further action in any circumstances without notice or demand.

     (c) This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Debtor for liquidation or reorganization, should any Debtor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Debtor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Note, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Note, whether as a

"voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Note shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned

     (d) Subject to paragraph (c) above, this Agreement shall terminate upon the Maturity Date (provided, that all indemnities set forth herein shall survive such termination) and the Secured Parties, at the request and expense of the Debtor, will promptly execute and deliver to the Debtor a proper instrument or instruments (including Uniform Commercial Code termination statements on Form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Debtor (without recourse and without representation or warranty) such of the Collateral as may be in the possession of the Secured Parties and as has not thereto been sold or otherwise applied or released pursuant to this Agreement

     (e) The obligations of the Debtor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Debtor; (ii) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of the Notes or this Agreement, or any other agreement executed in connection with any of the foregoing, the Secured Obligations or any security for any of the Secured Obligations; or (iii) any amendment to or modification of any of the foregoing; whether or not the Debtor shall have notice or knowledge of any of the foregoing. The rights and remedies of the Secured Parties herein provided are cumulative and not exclusive of any rights or remedies which the Secured Parties would otherwise have.

     (f) This Agreement shall be binding upon the Debtor and their successors and assigns and shall inure to the benefit of the Secured Parties and their successors and assigns, except that the Debtor may not transfer or assign any of its obligations, rights or interests hereunder without the prior written consent of the Secured Parties, and any such purported assignment by the Debtor shall be void. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement.

     (g) The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     (h) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     (i) All rights, remedies and powers provided by this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and the provisions hereof are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable law.

     (j) This Agreement (unless otherwise provided) and all amendments, supplements, waivers, consents relating hereto or thereto and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York except to the extent that matters of title, or creation, perfection and priority of the security interests created hereby, or procedural issues of foreclosure are required to be governed by the laws of the state in which the Collateral, or part thereof, is located. THE DEBTOR AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE NOTES EXECUTED IN CONNECTION HEREWITH, OR ANY LEGAL ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT OBTAINED AGAINST THE DEBTOR FOR BREACH HEREOF OR THEREOF, OR AGAINST ANY OF ITS PROPERTIES, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK BY THE SECURED PARTIES AS IT MAY ELECT, AND THE DEBTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS FOR PURPOSES OF ANY SUCH LEGAL ACTION OR PROCEEDING. THE DEBTOR HEREBY COVENANT AND IRREVOCABLY SUBMIT TO THE IN PERSONAM JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN THE CITY, COUNTY AND STATE OF NEW YORK AND AGREES THAT ANY PROCESS IN ANY SUCH ACTION MAY BE SERVED UPON ANY OF THEM PERSONALLY, OR BY CERTIFIED MAIL OR REGISTERED MAIL UPON THEM OR THEIR AGENT, RETURN RECEIPT REQUESTED, WITH THE SAME FULL FORCE AND EFFECT AS IF PERSONALLY SERVED UPON THEM IN NEW YORK CITY. IN ADDITION, THE DEBTOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE NOTES EXECUTED IN CONNECTION HEREWITH, BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM. THE DEBTOR FURTHER WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT OR THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH.

     (k) It is expressly agreed, anything herein, or in any of the Notes to the contrary notwithstanding, that the Debtor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Secured Parties shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Secured Parties be required or obligated in any manner to perform or fulfill any of the obligations of the Debtor under or pursuant to any or in respect of any Collateral.

     (l) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

     (m) For purposes of this Agreement, Commonwealth may act as agent for ComVest, and provide any notice, give any consent, make any request or demand and take any other action on behalf of ComVest.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                    drkoop.com, Inc., as the Debtor


                                    By: /s/ Donald Hackett
                                        ------------------
                                        Name: Donald Hackett
                                        Title: CEO


The foregoing Agreement is hereby accepted as of the date first above written:

COMMONWEALTH ASSOCIATES, L.P.



By /s/ Joseph P. Wynne
-----------------------------
Title: Joseph P. Wynne


COMVEST VENTURE PARTNERS, L.P.



By /s/ Joseph P. Wynne
-----------------------------
Title: Joseph P. Wynne